THE LAZARD FUNDS, INC.

                              30 Rockefeller Plaza
                            New York, New York 10112

                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 1997

          The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated November 1, 1997, as it may be revised from time to time, relating to the following twelve portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

Lazard Equity Portfolio              Lazard International Small Cap Portfolio
Lazard Mid Cap Portfolio             Lazard Emerging Markets Portfolio
Lazard Small Cap Portfolio           Lazard Bond Portfolio
Lazard Bantam Value Portfolio        Lazard High Yield Portfolio
Lazard Global Equity Portfolio       Lazard International Fixed Income Portfolio
Lazard International Equity          Lazard Strategic Yield Portfolio
Portfolio

          Each Portfolio currently offers two classes of shares--Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

           Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), serves as the investment manager (the "Investment Manager") to each of the Portfolios.

          To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number given above.

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                                TABLE OF CONTENTS

                                                                     Page

Investment Objectives and Management Policies....................      3
Investment Restrictions..........................................     18
Management.......................................................     21
Determination of Net Asset Value.................................     27
Portfolio Transactions...........................................     28
Purchase and Redemption of Shares................................     31
Distribution and Servicing Plan..................................     31
Dividends and Distributions......................................     32
Taxation.........................................................     33
Performance Information..........................................     36
Organization and Description of Capital Stock....................     38
Counsel and Independent Auditors.................................     51
Additional Information...........................................     51
Appendix.........................................................     52
Financial Statements and Report of Independent Auditors..........     57


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                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE FUND'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS" AND "APPENDIX."

PORTFOLIO SECURITIES

          DEPOSITARY RECEIPTS. (All Portfolios, except the Small Cap Portfolio) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          REPURCHASE AGREEMENTS. (All Portfolios) The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "Commission") to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

          COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. (All Portfolios) These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Prospectus for other commercial paper issuers.

          CONVERTIBLE SECURITIES. (All Portfolios) Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may invest in corporate obligations denominated in U.S. or (except with respect to the Equity Portfolio and Small Cap Portfolio) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. In such cases, the Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

          VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

          Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money- market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

          Each Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

          ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of its net assets in illiquid securities, provided such investments are consistent with the Portfolio's investment objective. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) repurchase agreements providing for settlement in more than seven days after notice, and (iii) certain privately negotiated, non-exchange traded options and securities used to cover such options written by the Portfolio. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are not readily marketable, a Portfolio will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act, the Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Investment Manager to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

          MUNICIPAL OBLIGATIONS. (Bond Portfolio, High Yield Portfolio and Strategic Yield Portfolio) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

          Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

          While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to federal income tax. Each of these Portfolios will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

          MORTGAGE-RELATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio and, to a limited extent, the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Global Equity Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

GOVERNMENT-AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.

GOVERNMENT-RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States Government. FNMA is a government-sponsored organization owned entirely by private stockholders.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States Government created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

COMMERCIAL MORTGAGE-BACKED SECURITIES--These mortgage-related securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES--Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively referred to herein as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in a number of different ways. In a common structure, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the separate tranches than exists with the underlying collateral of the CMO. Generally, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

STRIPPED MORTGAGE-BACKED SECURITIES--Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class (the principal-only or "PO" class") receiving some of the interest and most of the principal from the Mortgage Assets, while the other class (the interest-only or "IO" class) will receive most of the interest and the remainder of the principal. In the most extreme case, the IO class will receive all of the interest, while the PO class will receive all of the principal. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in IO securities. Due to their structure and underlying cash flows, SMBS may be more volatile than mortgage-backed securities that are not stripped.

CMO RESIDUALS--CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          The cash flow generated by the Mortgage Assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of SMBS. See "Stripped Mortgage-Backed Securities," above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to SMBS, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

          CMO Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

REAL ESTATE INVESTMENT TRUSTS--Each of these Portfolios may invest an unlimited amount of its assets in Real Estate Investment Trusts ("REITs"), although each of the Mid Cap Portfolio, Bantam Value Portfolio, Equity Portfolio, Global Equity Portfolio and Small Cap Portfolio currently intends to limit its investments in REITs to no more than 5% of its assets. Each Portfolio intends to invest in listed equity REITs, which own properties, listed mortgage REITs, which make short-term construction and development mortgage loans or which invest in long- term mortgages or mortgage pools, and listed hybrid REITs, which combine characteristics of both equity and mortgage REITs. Accordingly, the Portfolio may be subject to the considerations associated with the direct ownership of real estate because of the Portfolio's ability to invest in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate. These include declines in the value of real estate, factors related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry also may be affected by such risks.

          In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption under the Investment Company Act of 1940, as amended (the "1940 Act").

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          ASSET-BACKED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio). Each of these Portfolios may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the collateralized mortgage obligations and mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

          Asset-backed securities present certain risks that are not presented by mortgage- backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

MANAGEMENT POLICIES

          LENDING PORTFOLIO SECURITIES. (All Portfolios) In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

          DERIVATIVES. (All Portfolios) Each Portfolio may invest in Derivatives (as defined in the Prospectus), to the extent described in the Prospectus, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over- the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio, International Equity Portfolio and Strategic Yield Portfolio) Each of these Portfolios may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted as described in the Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

          Successful use of futures by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

          The Board of Directors has adopted the requirement that futures contracts and options on futures contracts be used by the Bond Portfolio or the International Fixed Income Portfolio solely as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that the Bond Portfolio and the International Fixed Income Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by either the Bond Portfolio or International Fixed Income Portfolio not exceed 50% of the market value of the total assets of such Portfolio. Neither of these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

SPECIFIC FUTURES TRANSACTIONS. Each of these Portfolios, except the Bond Portfolio, High Yield Portfolio and International Fixed Income Portfolio, may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          The Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and International Small Cap Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

          Each of these Portfolios, except the Bond Portfolio, may purchase and sell currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except the Small Cap Portfolio and International Equity Portfolio) Each of these Portfolios may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

          A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

          Except as described below, each of the Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio will write call options on indices only if on such date the Portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When one of the Portfolios writes a call option on a broadly based stock market index, it will segregate or put into escrow with the Fund's custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If one of the Portfolios has written an option on an industry or market segment index, it will so segregate, escrow, or pledge at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, escrowed or pledged, in the case of broadly based stock market index options, or 25% of such amount, in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term obligations equal in value to the difference. In addition, when one of the Portfolios writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's custodian or pledge to the broker as collateral cash, Treasury bills or other high grade short-term obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national domestic or foreign securities exchange or quoted on the Nasdaq National Market against which the Portfolio has not written a stock call option; however, if the Portfolio owns a call on the same index as the call written where the exercise price of the call owned is equal to or less than the exercise price of the call written, or greater than the call written if the difference is maintained by the Portfolio in permissible liquid assets in a segregated account with the Fund's custodian, it will not be subject to the requirements described in this paragraph.

          Each of these Portfolios, except the Equity Portfolio, Small Cap Portfolio, Bantam Value Portfolio and Bond Portfolio, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

          Each of these Portfolios may purchase cash-settled options on interest rate swaps, interest rate swaps interest rate swaps denominated in foreign currency (except in the case of the Equity Portfolio), and (except in the case of the Bond Portfolio and International Fixed Income Portfolio) equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

          FUTURE DEVELOPMENTS. The relevant Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or Statement of Additional Information.

          LEVERAGE. (Equity Portfolio, Mid Cap Portfolio, Bantam Value Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and High Yield Portfolio) For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Commission. The Commission views reverse repurchase transactions as collateralized borrowings by the Portfolio.

          SHORT-SELLING. (Mid Cap Portfolio and High Yield Portfolio) Until the Portfolio closes its short position or replaces the borrowed security, it will:
(a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

          FORWARD COMMITMENTS. (All Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

INVESTMENT CONSIDERATIONS AND RISKS

          LOWER RATED SECURITIES. (Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio). Each of these Portfolios is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") or BB by Standard & Poor's Ratings Group ("S&P" and together with Moody's, the "Rating Agencies"), and as low as the lowest rating assigned by the Rating Agencies. Such securities, though higher yielding, are characterized by risk. See "Description of the Portfolios-Investment Considerations and Risks-Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Investment Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio has no arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which each of these Portfolios may invest. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

                             INVESTMENT RESTRICTIONS

          The following investment restrictions, except as otherwise noted, are fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the preceding sentence. None of the Portfolios may:

                    (i) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of the Mid Cap Portfolio, International Small Cap Portfolio, High Yield Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio also may borrow money to the extent permitted under the 1940 Act and, as a non-fundamental policy, may pledge, hypothecate, mortgage or otherwise encumber its assets to secure permitted borrowings; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Section 18(f) of the 1940 Act, and (C) the Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

                    (ii) make loans, except loans of portfolio securities not having a value in excess of 33-1/3% (10% in the case of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio) of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

                    (iii) invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% (15% in the case of the Mid Cap Portfolio and High Yield Portfolio) of the value of the Portfolio's net assets, or, in the case of the Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities (this restriction is not a fundamental policy of the Mid Cap Portfolio, High Yield Portfolio, Global Equity Portfolio and Bantam Value Portfolio);

                    (iv) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, that this restriction is not a fundamental policy of the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio or High Yield Portfolio, and provided, further, that (A) the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio, may purchase securities of other investment companies to the extent permitted under the 1940 Act (this restriction is not a fundamental policy of these Portfolios) and (B) the Equity Portfolio, International Equity Portfolio and Small Cap Portfolio may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

                    (v) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

                    (vi) (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that the Mid Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, the Mid Cap Portfolio, International Equity Portfolio, International Fixed Income Portfolio, Strategic Yield Portfolio and High Yield Portfolio may purchase or sell foreign currency forward exchange contracts, the International Fixed Income Portfolio and Bond Portfolio may enter into futures contracts and options on futures contracts, the International Fixed Income Portfolio may enter into futures contracts on foreign currencies and the International Fixed Income Portfolio and Strategic Yield Portfolio may purchase and write put and call options on foreign currencies); and (C) invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs; provided, however, that this clause
                    (C) is not a fundamental policy of the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, Bantam Value Portfolio and High Yield Portfolio;

                    (vii) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Mid Cap Portfolio and High Yield Portfolio, make short sales of securities, provided, however, that this prohibition on short sales is not a fundamental policy of the Global Equity Portfolio and Bantam Value Portfolio;

                    (viii) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting; or

                    (ix) make investments for the purpose of exercising control or management; provided, however, that this restriction is not a fundamental policy of the International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio. This restriction has not been adopted by the Mid Cap Portfolio or High Yield Portfolio.

                    In addition to the restrictions noted above, the Equity Portfolio has adopted the following restrictions as fundamental policies. The Equity Portfolio may not:

                    (i) purchase restricted securities, which are securities that must be registered under the Securities Act of 1933, as amended, before they may be offered or sold to the public, except that the Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

                    (ii) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States; or

                    (iii) purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer.

                                      * * *

                  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

          The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10112.

 Name, Address and Age       Position with Fund    Principal Occupation During
                                                      Past 5 Years

Norman Eig* (57)             Chairman of the       Managing Director (formerly
                             Board                 General Partner),  Lazard
                                                   Freres.

Herbert W. Gullquist* (59)   President,            Managing Director (formerly
                             Director              General Partner),  Lazard
                                                   Freres.

John J. Burke (68)           Direector              Vice Chairman, Director,
50 Burning Tree Lanr                               Montana Power Company.
Butte, MT  59701

Kenneth S. Davidson (52)     Director              Managing Partner, Davidson
Davidson Weil                                      Weil Associates;  Director,
Associates                                         Blackthorn Fund N.V. and
767 Fifth Avenue,                                  Ottertail Valley  Railroad.
43rd Floor
New York, NY  10153

Carl Frischling* (60)       Director               Senior Partner, Kramer,
170 East 83rd Street                               Levin, Naftalis & Frankel;
New York, NY  10028                                from 1992 to 1994, Senior

                                                   Partner, Reid & Priest; from
                                                   1979 to 1992, Senior Partner,
                                                   Spengler Carlson Grubar
                                                   Brodsky & Frischling.

Lester Z. Lieberman (66)    Director               Private Investor; Director of
25 Vreeland Road                                   Dowel Associates;  Chairman
Florham Park, NJ 07932                             of the Board of Trustees of

                                                   Newark Beth  Israel Medical
                                                   Center and Irvington General
                                                   Hospital;  Member of the New
                                                   Jersey State Investment
                                                   Council;  prior to 1994,
                                                   Director of United Jersey
                                                   Bank, N.A.  and Clarkson
                                                   University.

Richard Reiss, Jr. (53)    Director                Managing Partner, Cumberland
1114 Avenue of the                                 Associates, an  investment
Americas                                           manager.
New York, NY  10036

John Rutledge (48)         Director                President, Rutledge &
One Greenwich                                      Company, an economics and
Office Park                                        investment advisory firm;
51 Weaver Street                                   Chairman, Claremont
Greenwich, CT                                      Economics Institute.
06831

William Katz (43)          Director                President and Chief Operating
1285 Avenue of the                                 Officer of BBDO, an
Americas                                           advertising agency; from May
New York, NY  10019                                1994 to February  1996,

                                                   General Manager of BBDO;
                                                   prior thereto, Executive Vice
                                                   President and Senior Account
                                                   Director of BBDO.

William G. Butterly,      Vice President,          Vice President, Legal Affairs
 III (36)                 Secretary                of the Investment Manager;

                                                   prior to May 1993, attorney
                                                   with Shearman  & Sterling.

Gus Coutsouros (34)       Treasurer                Certified Public Accountant,
                                                   Vice President and Assistant
                                                   Controller of the Investment
                                                   Manager; prior  to June 1992,
                                                   Manager, National Securities
                                                   and Research Corp.

-----------

*    An "interested person" of the Fund as defined in the 1940 Act.

          The Fund has adopted a Distribution and Servicing Plan with respect to shares of the Portfolios. So long as the Plan remains in effect, the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

          The Fund pays its Directors its allocable share of the aggregate of a fixed fee of $20,000 per annum and a per meeting fee of $1,000 for the Fund and Lazard Retirement Series, Inc., and reimburses them for their expenses. The aggregate amount of compensation paid to each Director by the Fund for the year ended December 31, 1996, was as follows:

                                                 Total Compensation from
                       Aggregate Compensation    the Fund and
Name of Director         From the Fund           Lazard Retirement Series, inc.*

Norman Eig                 N/A                     N/A
Herbert W. Gullquist       N/A                     N/A
John J. Burke              $31,452                 $31,452
Lester Z. Lieberman        $27,829                 $27,829
Richard Reiss, Jr.         $27,000                 $27,000
John Rutledge              $27,000                 $27,000
Kenneth S. Davidson        $27,000                 $27,000
Carl Frischling            $13,791                 $13,791
William Katz               $24,000**               $24,000**


-----------------------
*     Lazard Retirement Series, Inc. was not operational in 1996.
**    Estimated for 1997.

          The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of July 1, 1997, the officers and Directors of the Fund, as a group, owned less than 1% of the shares of each Portfolio.

INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS

          Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement with the Fund on behalf of each Portfolio (the "Management Agreements"). Pursuant to each Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

          Lazard Asset Management is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. Lazard Asset Management provides investment management services to client discretionary accounts with assets as of December 31, 1996 totaling approximately $38.1 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios. As of July 1, 1997, Lazard Asset Management held voting and dispositive power with respect to a sufficient number of shares of each Portfolio held by client accounts as to be considered a controlling person of such Portfolio.

          Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.

          As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

                                             Investment Management
Name of Portfolio                            Fee Payable

Equity Portfolio                                   .75%
Mid Cap Portfolio                                  .75%
Small Cap Portfolio                                .75%
Bantam Value Portfolio                             .75%
Global Equity Portfolio                            .75%
International Equity Portfolio                     .75%
International Small Cap Portfolio                  .75%
Emerging Markets Portfolio                        1.00%
Bond Portfolio                                     .50%
High Yield Portfolio                               .75%
International Fixed Income Portfolio               .75%
Strategic Yield Portfolio                          .75%


          The Investment Manager has undertaken to bear, excluding 12b-1 fees for the Open Shares, (i) with respect to each of the International Fixed Income Portfolio, Global Equity Portfolio and Bantam Value Portfolio, total operating expenses in excess of 1.05%, and (ii) with respect to the Bond Portfolio, total operating expenses in excess of .80%, of such Portfolio's average net assets, in each case until the earlier of December 31, 1997 (or such time as the respective Portfolio reaches total net assets of $100 million). Pursuant to the terms of the Management Agreements and these arrangements, the fees paid by each Portfolio (other than the Mid Cap Portfolio and High Yield Portfolio which had not commenced operations) to the Investment Manager for the fiscal years ended December 31, 1994, 1995 and 1996, were as follows:


                                         Fee Paid For                 Fee Paid For                 Fee Paid For
                                         Fiscal  Year                 Fiscal  Year                 Fiscal  Year
Name of Portfolio                        Ended                        Ended                        Ended
-----------------                        December 31, 1994            December 31, 1995            December 31, 1996
                                         -----------------            -----------------            -----------------

Equity Portfolio                         $   504,424                  $   982,130                  $  1,829,111
Small Cap Portfolio                      $ 2,974,688                   $4,066,987                  $  6,243,613
Bantam Value Portfolio                        N/A                          -0-                     $     10,891
Global Equity Portfolio                       N/A                          -0-                            -0-
International Equity Portfolio           $ 5,782,629                  $ 7,895,766                  $ 11,746,379
International Small Cap Portfolio        $   335,900                  $   736,353                  $    870,310
Emerging Markets Portfolio                    -0-                     $    93,501                  $    896,107
Bond Portfolio                           $    13,790                  $   286,080                  $    269,026
International Fixed Income Portfolio     $    62,918                  $   232,537                  $    361,469
Strategic Yield Portfolio                $   330,620                  $   525,597                  $    908,760

          Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, the Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan." The organizational expenses of the Fund are being amortized and allocated among the International Equity Portfolio, International Fixed-Income Portfolio, Bond Portfolio, Strategic Yield Portfolio and Small Cap Portfolio.

          Each Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, International Fixed Income Portfolio, Bond Portfolio and Strategic Yield Portfolio on December 16, 1992 and initially by the Board on September 11, 1991 (and amended and restated on October 19, 1993); by the sole shareholder for the International Small Cap Portfolio and Emerging Markets Portfolio on August 25, 1993 and initially by the Board on July 20, 1993; by the sole shareholder for the Bantam Value Portfolio and Global Equity Portfolio and initially by the Board on October 16, 1995; and by the sole shareholder for the Mid Cap Portfolio and High Yield Portfolio and by the Board on July 29, 1997. The Management Agreement for each Portfolio, other than the Mid Cap Portfolio and High Yield Portfolio was last approved by the Fund's Board, including a majority of the Directors who are not "interested persons" of any party to the Management Agreement, at a meeting held on October 22, 1996. Each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 60 days' notice, by the Investment Manager. Each Management Agreement provides for automatic termination in the event of its assignment (as defined in the 1940 Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND CUSTODIAN

          The Fund has engaged State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $45,000 plus .02% of the value of the average daily net assets of each Class of the Portfolio up to $1 billion and .01% of the value of such assets over $1 billion.

          State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DISTRIBUTOR

          Lazard Freres serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates Lazard Freres to pay certain expenses in connection with the offering of Portfolio shares. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Lazard Freres also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

                        DETERMINATION OF NET ASSET VALUE

          Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

          The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m., New York time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.

          Any security held by a Portfolio for which the primary market is the Nasdaq National Market System is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

          All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios also may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

          The Bantam Value Portfolio, International Small Cap Portfolio and Small Cap Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the Bantam Value Portfolio, International Small Cap Portfolio or Small Cap Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Board of Directors.

                             PORTFOLIO TRANSACTIONS

GENERAL

          Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Investment Manager seeks the best overall terms available, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of portfolio securities on a securities exchange are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard Freres. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

          To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through Lazard Freres if, in the judgment of the Investment Manager, the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, Lazard Freres charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

          Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

RESEARCH AND STATISTICAL INFORMATION

          When it can be done consistently with the policy of obtaining the best overall terms available, the Investment Manager may select brokers or dealers who supply market quotations to the Fund's custodian for valuation purposes, or who supply research, market and statistical information to the Investment Manager. Although such research, market and statistical information may be useful to the Investment Manager, it is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement with the Fund on behalf of the Portfolios. Such information may be useful to the Investment Manager in providing services to both the Portfolios and clients other than the Portfolios, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Manager in carrying out its obligations to the Portfolios. The total dollar amount of transactions pursuant to which brokerage was directed in consideration of research services provided during the year ended December 31, 1996, was $433,508,500 and the related commissions were $867,017. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.

BROKERAGE COMMISSIONS

          In connection with its portfolio securities transactions for the fiscal years ended December 31, 1994, 1995 and 1996, each Portfolio indicated below paid brokerage commissions as follows:


 YEAR ENDED DECEMBER 31, 1994

                                                                                                             Percentage

                                                            Amount of               Percentage               of Total
                                                            Brokerage               of Total                 Brokerage
                                    Brokerage               Commissions             Brokerage                Transactions
Name of Portfolio                   Commissions             Paid to                 Commissions              Effected
                                    Paid                    Lazard                  Paid to                  Through
                                                            Freres                  Lazard                   Lazard
                                                                                    Freres                   Freres

Equity Portfolio                    $  160,325             $  1,655                   1.0%                     0.6%
Small Cap Portfolio                 $  997,227             $ 14,125                   1.4%                     0.4%
International Equity Portfolio      $4,374,956                -0-                     -0-                       -0-
International Small Cap Portfolio   $  563,176                -0-                     -0-                       -0-
Emerging Markets Portfolio          $   80,889                -0-                     -0-                       -0-

YEAR ENDED DECEMBER 31, 1995

                                                                                                           Percentage
                                                            Amount of               Percentage             of Total
                                                            Brokerage               of  Total              Brokerage
                                    Brokerage               Commissions             Brokerage              Transactions
NAME OF PORTFOLIO                   Commissions             Paid  TO                Commissions            Effected
                                    Paid                    Lazard                  Paid to                Through
                                                            Freres                  Lazard                 Lazard
                                                                                    Freres                 Freres

Equity Portfolio                    $   331,180                  -0-                   -0-                   -0-
Small Cap Portfolio                 $ 1,507,582              $  3,324                  0.2%                 0.19%
International Equity Portfolio      $ 2,303,409                  -0-                   -0-                   -0-
International Small Cap Portfolio   $   976,314                  -0-                   -0-                   -0-
Emerging Markets Portfolio          $   280,844                  -0-                   -0-                   -0-
Portfolio

YEAR ENDED DECEMBER 31, 1996

                                                                                                           Percentage
                                                            Amount of               Percentage             of Total
                                                            Brokerage               of  Total              Brokerage
                                    Brokerage               Commissions             Brokerage              Transactions
NAME OF PORTFOLIO                   Commissions             Paid to                 Commissions            Effected
                                    Paid                    Lazard                  Paid to                Through
                                                            Freres                  Lazard                 Lazard
                                                                                    Freres                 Freres

Equity Portfolio                    $  483,954                -0-                      -0-                   -0-
Small Cap Portfolio                 $1,522,251           $  4,465                     0.29%                  0.31%
Bantam Value Portfolio              $  206,307           $ 12,195                     5.91%                  3.49%
Global Equity Portfolio             $   29,963           $  1,104                     3.69%                  9.28%
International Equity Portfolio      $2,707,977               -0-                       -0-                   -0-
International Small Cap Portfolio   $  580,942               -0-                       -0-                   -0-
Emerging Markets Portfolio          $  621,547               -0-                       -0-                   -0-

                        PURCHASE AND REDEMPTION OF SHARES

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "PURCHASE OF SHARES"

AND "REDEMPTION OF SHARES."

          TERMS OF PURCHASE AND REDEMPTION. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

          REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the rights to make payments in whole or part in securities (which may include non-marketable securities) or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.

                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "DISTRIBUTION AND SERVICING PLAN."

          Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution and Servicing Plan") with respect to each Portfolio's Open Shares, pursuant to which the Fund pays Lazard Freres for advertising, marketing and distributing Open Shares of the Portfolios and for the provision of certain services to the holders of Open Shares of the Portfolios. Lazard Freres may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services. The Fund's Board determined, in the exercise of its business judgment, that the Fund's Distribution and Servicing Plan is reasonably likely to benefit each Portfolio and holders of Open Shares.

          A quarterly report of the amounts expended under the Distribution Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear for distribution pursuant to the Distribution and Servicing Plan without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. The Distribution and Servicing Plan was last so approved on July 29, 1997. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan or by vote of the holders of a majority of such Portfolio's Open Shares.

                           DIVIDENDS AND DISTRIBUTIONS

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "DIVIDENDS AND DISTRIBUTIONS."

          The Fund intends to declare as a dividend on the outstanding shares of each of the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (New York time). Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the Bond Portfolio, High Yield Portfolio, International Fixed Income Portfolio and Strategic Yield Portfolio ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid. Shareholders of any of these Portfolios who redeem only a portion of their shares will be entitled to all dividends that are declared by unpaid on the redeemed shares on the next dividend payment date.

          Dividends from net investment income on the Equity Portfolio will be declared and paid quarterly. Dividends from net investment income on the Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio generally will be declared and paid at least annually and may be declared and paid twice annually.

          Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares. See "Annual Operating Expenses" in the Fund's Prospectus.

          Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, International Equity Portfolio, Small Cap Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio, also would include dividends.

          With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually and may be declared and paid twice annually. Dividends and distributions on shares of a Portfolio will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Portfolio forwards to the Fund's custodian the monies for dividends to be paid in cash on the payment date.

                                    TAXATION

          THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "TAXATION."

          Each Portfolio intends to qualify as a regulated investment company under the Code and to continue to so qualify as long as such qualification is in the best interests of its shareholders. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

          Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

          If a Portfolio were treated as entering into straddles by reason of its future or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

          Recently enacted legislation added constructive sale provisions that may apply if the Portfolio enters into short sales, or futures, forwards, or offsetting notional principal contracts with respect to appreciated stock and certain debt obligations that it holds. In such event, the Portfolio will be taxed as if the appreciated property were sold at its fair market value on the date the Portfolio entered into such short sale or contract. Such legislation similarly may apply if the Portfolio has entered into a short sale, option, futures or forward contract, or other position with respect to property, that position has appreciated in value, and the Portfolio acquires that same or substantially identical property. In such event, the Portfolio will be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Portfolio's assets to be invested in various countries is not known.

          If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

          It is anticipated that each of the International Equity Portfolio, International Fixed Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Global Equity Portfolio and Bantam Value Portfolio will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

          If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale, other disposition or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

          Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PERFORMANCE INFORMATION

          Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by such Portfolio during the period. That result is then divided by the product of:
(a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2. A Portfolio's "actual distribution rate" is computed in the same manner as yield, except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

          The yield and the actual distribution rate for the 30-day period ended June 30, 1997 for Open Shares and Institutional Shares of each Portfolio indicated below was as follows:

NAME OF PORTFOLIO          30-Day Yield                   Distribution Rate

                                       Institutional              Institutional
                          Open Shares  Shares           Open Shares    Shares

Bond                         5.8%       6.1%              5.6%           5.9%
International Fixed Income   4.7%       5.0%              7.8%           8.0%
Strategic Yield              7.9%       8.4%              8.8%           9.3%

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          The average annual total return of Institutional Shares for the indicated Portfolio and periods ended June 30, 1997 (the date listed in the footnote is the beginning of the period for the indicated Portfolio) was as follows:

NAME OF PORTFOLIO                  1-YEAR           5-YEAR            10-YEAR

Equity                             27.01%           21.08%           14.35%(3)
International Equity               19.93%           11.46%           11.58%(4)
International Fixed Income          2.66%            8.20%            8.14%(5)
Bond                                8.28%            6.20%            6.54%(6)
Strategic Yield                    12.68%           11.02%            9.10%(7)
Small Cap                          30.20%           22.67%           21.69%(8)
International Small Cap            13.80%            7.89%(1)            N/A
Emerging Markets                   26.82%           12.48%(2)            N/A


---------------

(1)  December 1, 1993.
(2)  July 15, 1994.
(3)  June 1, 1987.
(4)  October 29, 1991.
(5)  November 8, 1991.
(6)  November 12, 1991.
(7)  October 1, 1991.
(8)  October 30, 1991.

          Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          The total return of Open Shares and Institutional Shares for the indicated Portfolio and period through June 30, 1997 (the date listed in the footnote is the date operations commenced or, with respect to Open Shares, the initial public offering date for the indicated Portfolio) was as follows:

NAME OF PORTFOLIO                  INSTITUTIONAL                    OPEN SHARES
                                     SHARES

Equity                            299.02%(1)                    10.62%(11)
International Equity               86.11%(2)                    14.87%(12)
International Fixed Income         55.80%(3)                    (2.17)%(13)
Bond                               43.19%(4)                    2.38%(14)
Strategic Yield                    64.97%(5)                    3.29%(12)
Small Cap                          204.26%(6)                   14.67%(15)
International Small Cap            31.24%(7)                    3.74%(16)
Emerging Markets                   41.65%(8)                    20.79%(13)
Global Equity                      32.15%(9)                    15.72%(15)
Bantam Value                       60.12%(10)                   14.77%(12)

-------------------

(1)    June 1, 1987.
(2)    October 29, 1991.
(3)    November 8, 1991.
(4)    November 12, 1991.
(5)    October 1, 1991.
(6)    October 30, 1991.
(7)    December 1, 1993.
(8)    July 15, 1994.
(9)    January 3, 1996.
(10)   March 1, 1996.
(11)   February 5, 1997.
(12)   January 23, 1997.
(13)   January 8, 1997.
(14)   March 5, 1997.
(15)   January 30, 1997.
(16)   February 13, 1997.

          A Portfolio's yield, actual distribution rate and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield, actual distribution rate and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.

          No performance data is provided for the Mid Cap Portfolio and High Yield Portfolio which had not commenced operations as of the date performance information was calculated.

          From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.

                  ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

          The Fund is a Maryland corporation organized on May 17, 1991 as an open-end investment company. The authorized capital stock of the Fund consists of one billion, five hundred and fifty million (1,550,000,000) shares of common stock, $.001 par value per share. To date, the Fund's Board of Directors has authorized the issuance of thirteen Portfolios. Shares of each Portfolio are classified into two classes-Open Shares and Institutional Shares. The Board of Directors may, in the future, create additional portfolios or classes of shares.

          As of October 29, 1997, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:

                                                          Percent of Total
Name and Address                                          Institutional Shares
                                                          Outstanding

EQUITY PORTFOLIO

   Seagrams Retirement Savings and Investment Trust          8.00%
   c/o The Bank of New York
   1 Wall Street, 12th Floor
   New York, NY  10005-2501

   Smith Barney Inc.                                         7.39%
   388 Greenwich Street
   New York, NY  10013

   Lazard Freres & Co. LLC                                   6.00%
   Employee Savings Plan--Equity Fund
   30 Rockefeller Plaza
   New York, NY  10112

SMALL CAP PORTFOLIO

   Lazard Freres & Co. LLC                                   10.84%
   Mercantile Safe Deposit & Trust Co.,
   Custodian for  Bakery &
   Confectionery Intl
   Pension Plan--Small Cap
   30 Rockefeller Plaza
   New York, NY  10112

BANTAM VALUE PORTFOLIO

   Lazard Freres & Co. LLC                                    9.03%
   United Food & Commercial
   Workers Unions & Empl Pen Fund
   1800 Phoenix Blvd Ste. 310
   Atlanta, GA  30349

   Lazard Freres & Co. LLC                                    6.99%
   Graphic Communications Intl
   Union Supplemental Retirement & Disability
     Fund--Equity
   30 Rockefeller Plaza
   New York, NY  10112

GLOBAL EQUITY PORTFOLIO

   Lazard Freres & Co. LLC                                   47.01%
   Mount Sinai Hospital
   Foundation of Toronto
   331-500 University Avenue
   Toronto, ON  M5G 1X5

   Lazard Freres & Co. LLC                                   12.17%
   Maick (1997) Investment
   Limited Partnership
   225 Water Street Ste. 84C
   Jacksonville, FL  32202

   Lazard Freres & Co. LLC                                    7.66%
   Bitterroot Enterprises Inc.
   P.O. Box 7048
   Wilmington, DE  19803

INTERNATIONAL EQUITY PORTFOLIO

   Lazard Freres & Co. LLC                                   10.75%
   Mercantile Safe Deposit & Trust Co.
   Custodian for Bakery & Confectionery Intl
   30 Rockefeller Plaza
   New York, NY  10112

INTERNATIONAL SMALL CAP PORTFOLIO

   Lazard Freres & Co. LLC                                    6.96%
   The George Washington University
     Intl Small Cap
   Attn: Lindfa McNeil
   2121 I Street
   707 Rice Hall

   Lazard Freres & Co. LLC                                    6.67%
   United Air Lines Inc. Pension & Welfare Plans
   30 Rockefeller Plaza
   New York, NY  10112

EMERGING MARKETS PORTFOLIO

   Lazard Freres & Co. LLC                                    7.18%
   Presbyterian Church (USA)
   Foundation Foreign
   260 East Twelfth Street
   Jeffersonville, IN  47130

   Lazard Freres & Co. LLC                                    6.05%
   University of British Columbia
   Faculty Pension Plan
   Emerging Markets
   4-6328 Memorial Road
   Vancouver BC V6T 1Z2 Canada

   Lazard Freres & Co. LLC                                    6.00%
   United Air Lines Inc. Pension & Welfare Plans
   30 Rockefeller Plaza
   New York, NY  10112

BOND PORTFOLIO

   Lazard Freres & Co. LLC                                    7.54%
   Elaine Louise David-Weill
   30 Rockefeller Plaza
   New York, NY  10112-0194

   Lazard Freres & Co. LLC                                    6.63%
   Local 1922 Pension Fund
   Attn: Laurie Greco Fund Mngr
   1065 Old Country Road Ste 214
   Westburty, NY  11590-5628

INTERNATIONAL FIXED INCOME PORTFOLIO

   Lazard Freres & Co. LLC                                   28.26%
   Graphic Communications Intl
   Union Supplemental Retirement
     Disability Fund--Fixed Income
   30 Rockefeller Plaza
   New York, NY  10112

   M & I Trust Co., Custodian for                            15.31%
     Cuka Individual Acct Master Plan
   1000 N. Water St., 14th Floor
   Milwaukee, WI  53202

   Charles Schwab & Co. Inc.                                  7.80%
   Special Custody Account
     For Benefit of Customers
   101 Montgomery St.
   San Francisco, CA  54104

STRATEGIC YIELD PORTFOLIO

   Merrill Lynch for the Sole Benefit                        12.88%
     of its Customers
   4800 Deere Lake Dr E
   Jacksonville, FL  32246-6484

   Lazard Freres & Co. LLC                                   12.07%
   Mack Trusts Inc. Retirement
   Trust - Strategic Yield
   Attn: Mark Cherry
   2100 Mack Blvd.
   Allentown, PA  18103-5622

   Northern Trust Co.                                         6.23%
   F/B/O Cristel Denaan Trust
   P.O. Box 92956
   Chicago, IL  60675

   Mac & Co                                                   6.02%
   F/B/O Cornell University
   Mutual Fund Operations
   P.O. Box 3198
   Pittsburgh, PA  15230

Name and Address                                        Percent of Total
                                                        Open Shares Outstanding

EQUITY PORTFOLIO

   Connecticut General Life Ins. Co.                         57.40%
   One Commercial Plaza
   280 Trumbull Street
   P.O. Box 2975
   Hartford, CT  06104

SMALL CAP PORTFOLIO

   Connecticut General Life Ins Co.                          69.82%
   One Commercial Plaza
   280 Trumbull St.
   P.O. Box 2975
   Hartford, CT  06104

BANTAM VALUE PORTFOLIO

   Charles Schwab & Co. Inc.                                 34.19%
   Special Custoday Account
   For Benefiet of Customers
   Attn: Mutual FD 101 Montgomery
   San Francisco, CA  94104

GLOBAL EQUITY PORTFOLIO

   Lazard Freres & Co. LLC                                   44.81%
   Gaetana Enders
   555 Park Avenue
   New York, NY  10021

   Auckland & Trust Company                                   6.60%
   P.O. Box 199
   Auckland, New Zealand

   Lazard Freres & Co. LLC                                    6.35%
   Edward B. Meyercord, Jr.
   46 Oxbon Drive
   Summit, NJ  07901

   Lazard Freres & Co. LLC                                    5.69%
   First Trust Corp. A/C #185183
   Custodian for the IRA of Abby Ellison
   360 West 22nd Street, Apt. 10K

   Lazard Freres & Co. LLC                                    5.47%
   Christian D. De Gennaro
   39 University Drive
   Box 8825
   Bethlehem, PA  18015

INTERNATIONAL EQUITY PORTFOLIO

   Lazard Freres & Co. LLC                                   12.06%
   Taurus Securities Limited
   The Tropic Isle Building
   Torotla Wickhams Cay
   British Virgin Islands

   Lazard Freres & Co. LLC                                    5.50%
   Lazard Trust Company Channel
   Islands Ltd T1319
   30 Rockefeller Plaza
   New York, NY  10112

INTERNATIONAL SMALL CAP PORTFOLIO

   Marsha Von Mueffling Crawford                             15.62%
   770 Park Ave
   New York, NY  10021

   Crestar Bank, as Custodian                                11.52%
   F/B/O William E. Massey Jr.
   P.O. Box 26246
   Richmond, VA  23260

   Wendel & Co                                               10.38%
   The Bank of New York
   Mutual Fund/Reorg. Dept.
   P.O. Box 1066
   Wall St. Station
   New York, NY  10268

   Lazard Freres & Co. LLC                                    8.64%
   Jeremy N. Rubenstein and
     Linda Tang Rubenstein,
   Tenants by the Entirety
   5805 Rockmere Drive
   Bethesda, MD  20816

   Lazard Freres & Co. LLC                                    5.20%
   Lazard Trust Company Channel
   Islands Ltd T1319
   30 Rockefeller Plaza
   New York, NY  10112

BOND PORTFOLIO

   Lazard Freres & Co. LLC                                   23.87%
   The Catholic Cemeteries of The
     Archdiocese of Washington Inc.
   13801 Georgia Avenue
   Silver Spring, MD  20906

   Lazard Freres & Co. LLC                                   22.01%
   SUNY Univ Hospital
   Brooklyn Anesthesia Research
   PC Retirement Trust
   30 Rockefeller Plaza
   New York, NY  10112

   Lazard Freres & Co. LLC                                    8.17%
   Estate of Joseph Froelich
   Sally Froelich Andrew Schoen
     and Daryl Froelich Moss Exec
   Attn: Mrs. Sally Froelich
   6 Overlook Road

   Lazard Freres & Co. LLC                                    7.07%
   Peter W. Quesada
   c/o Fork River Company
   5 Milk Street
   P.O. Box 7525
   Portland, ME  64112

   Lazard Freres & Co. LLC                                    5.78%
   Horst D. Horst & Richard J. Horst JTWROS
   188 East 64th Street
   New York, NY  10021

INTERNATIONAL FIXED INCOME PORTFOLIO

   Lazard Freres & Co. LLC                                   14.06%
   Manfred Steinfeld
   Shelby Williams Industries
   11-111 Merchandise Mart
   Chicago, IL  60554

   Lazard Freres & Co. LLC                                    9.85%
   NationsBank Na-Madeira School
   Attn: Franklin B. Smith
   8328 Georgetown Pike
   McLean, VA  22102-1203

   Lazard Freres & Co. LLC                                    6.72%
   The Catholic Cemeteries of The
     Archdiocese of Washington Inc.
   13801 Georgia Avenue
   Silver Spring, MD  20906

   Lazard Freres & Co. LLC                                    6.61%
   Patricia N. McEntee
   91 Kensett Road
   Manhasset, NY  11030

   Lazard Freres & Co. LLC                                    5.55%
   SUNY Univ. Hospital
   Brooklyn Anesthesia Research
   PC Retirement Trust
   30 Rockefeller Plaza
   New York, NY  10112

   Lazard Freres & Co. LLC                                    5.33%
   Peter Longo & Raffaela Longo TIC
   6 Justin Court
   Saddle River, NJ  07458-1409

   DE&G Ltd                                                   5.33%
   2413 Nottingham St.
   Houston, TX  77005

STRATEGIC YIELD PORTFOLIO

   Lazard Freres & Co. LLC                                    6.67%
   Shore View Nursing Home
   c/o Clearview Octagon Corp.
   30 Rockefeller Plaza
   New York, NY  10112

          A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

          Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

          Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in the Prospectus and in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

          Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

          ABA Seymour Schneidman Financial Services Group, a division of Anchin, Block & Anchin LLP, has been selected as the independent auditors for the Fund.

                             ADDITIONAL INFORMATION

          The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

          A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in any Portfolio. In addition to the copy of the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. All costs of this service will be borne by the Portfolio. For information on the special monthly summary of accounts, contact the Fund.

                                    APPENDIX

          Description of certain ratings.

S&P
BOND RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

          Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's letter ratings may be modified by the additional of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

          This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted within a plus sign (+) designation.

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's
BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bond which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

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             FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

          The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996 and Semi-Annual Report to Shareholders for the six-month period ended June 30, 1997 for each Portfolio (other than the Mid Cap Portfolio and High Yield Portfolio which had not commenced operations) are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and, with respect to the Annual Report, report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.